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                                                                EXHIBIT 10.28(b)

                                LIST OF EXHIBITS
                                     TO THE
                             AMALGAMATION AGREEMENT


       EXHIBIT NUMBER     DESCRIPTION
       --------------     -----------
            3.01          Corporate Organization
            3.02          Authority, Execution, Enforceability
            3.03          Capital Structure
            3.04          Financial Statements
            3.05          Absence of Certain Changes
            3.06          No Conflicts
            3.07          Governmental Conflicts
            3.08          Compliance with Applicable Law
            3.09          Tax Matters
            3.10          Litigation
            3.11          Employees
            3.12          Takeover Statutes
            3.13          Certain Fees
            3.14          Investment Company
            3.18          Letters of Credit
            3.22          Interests of Officers, Directors and Shareholders
            5.09          Conduct of Business of the Company